仓 库 租 赁 合 同

合同编号：天津（租赁）2015-09

出租方：中铁四局集团物资工贸有限公司天津分公司（以下简称甲方）

承租方：雷克兰（北京）安全防护用品有限公司（以下简称乙方）

根据《中华人民共和国合同法》等有关法律法规规定，为明确出租方与承租方的权利义务，经甲乙双方平等、自愿、协商一致的基础上，就乙方承租甲方下列仓库达成协议如下：

1. 仓库基本情况

甲方仓库坐落于天津市北辰区铁东路与北仓道交口中铁四局物资工贸有限公司天津分公司场区内，1号库房面积计600㎡。乙方在签订本合同时，已充分了解承租物情况，并对此无异议。

2. 仓库用途

乙方租赁该仓库、场地用于存放服装类物品，并按照工商行政管理部门核准的经营范围亮证照经营。

3. 租赁期限

租赁期限为12个月。自2015年6月20日至2016年6月19日止。

4. 租金

该仓库月租金为每平方米人民币（大写）壹拾陆元陆角柒分。租期租金总额合计人民币（大写）壹拾贰万元整。租赁期间，租赁价格保持不变。

5. 付款方式

乙方于本合同生效当日，除支付首次租金外，还应向甲方支付履约保证金人民币（大写）壹万元整，合同到期乙方不再续租，在按时退租、无拖欠租金和相关费用的前提下，甲方一次性无息退还给乙方，否则甲方有权不退还此项履约保证金。

租金按季度结算，首季度租金应于合同生效当日内交清。以后由乙方于每季度的起始5日之前以转帐支票交付给甲方。甲方收款后十个工作日内提供给乙方全额发票。

6. 交付仓库的时限约定

2015.6.8

甲方应于本合同生效之日、乙方缴纳履约保证金和首季度租金后，将该仓库交付给乙方。

7. 关于装修和改变承租结构的约定

乙方不得随意损坏仓库设施，不允许改变承租结构。如需改变仓库的内部结构、装修或添置对仓库结构影响的设备，需先征得甲方书面同意，费用由乙方自理，如需报政府相关部门审批的各种手续由乙方自行办理。乙方因故意或过失造成租用仓库及其配套设施、财物毁坏，应恢复仓库原状或赔偿甲方经济损失。

8. 维修养护责任

8.1 租赁期间，甲方视仓库及其附着设施情况，可能对承租物进行检查 、修缮，乙方理解并予积极协助，不得阻挠。

8.2 保证仓库正常仓储功能的日常维护工作由甲方负责；承租期间，若由乙方使用不当或其他原因造成仓库损坏，由乙方负责恢复原样，若由其它原因造成的损坏，如自然灾害等，修理费用由甲乙双方协商承担。

8.3 因乙方装修或管理使用不善，造成仓库（含水、电等管线）及其相连设备的损失和维修费用，由乙方承担并负责赔偿损失。

9. 租赁期间的费用约定

在仓库租赁期间，以下费用（如有发生）由乙方支付，并由乙方承担延期付款的违约责任：

9.1 水、电费、煤气（天然气）费；

9.2 供暖费，电话、有线电视、网络使用费等；

9.3 卫生费，物业管理费；

9.4 水、电、气、暖损耗分摊方法和比例的约定：仓库用水、电按水表电表计量的实际用量收费，水费每吨按 8 元收取，电费每度按 1.40 元收取，与仓库租金费同时收取,其中水电费无法分割不开票，由甲方填制原始凭证分割单分割水电费发票。乙方不得重新布置通水渠道。

租赁期内，如发生政府、街道、社区等有关部门征收本合同未列出项目但与使用该仓库有关的费用，均由乙方支付。

10. 安全约定

10.1 安全用电

1. 甲方库房内如乙方需安装电器设备，乙方必须事先提报设备清单及规划图上报甲方，在征得甲方书面同意后，方可施工并严格按照有关的电力设计技术规范和本制度有关规定执行。

2. 乙方库房内不准架设临时电线，库区如需架设临时电线，必须经甲方书面批准，使用时间不得超过半个月，到期乙方应立即拆除，否则甲方有权拆除或解除合同。

3. 乙方租用库房应单独安装合格开关箱及电度表，并且安装防雨、防潮等保护设施。

4. 乙方在库区及库房使用电器机具时，必须严格执行安全操作规程。电线架设要安全，免受物品的撞击、砸碰和车轮碾压，严禁私拉乱接。

5. 乙方电器设备除经常检查外，每年至少应进行两次绝缘摇测，发现可能引起大火、短路、发热和绝缘不良等隐患情况时，乙方必须立即修理。

6. 禁止乙方使用不合格的保险装置，电器线路老化的，乙应立即修理更换，电路保险丝（片）熔断，切勿用铜线铁线代替，电器设备和电线不准超过安全负荷。库房工作结束时，乙方必须切断全部库房电源。

7. 乙方在库房内进行各种焊接时，氧气、乙炔、液化气等助燃、可燃气体容器必须按相关规范放置和操作，否则一切后果自负。

10.2 防火安全

1. 乙方库房应根据灭火工作的需要，配备适当种类和数量的消防器材设备，并布置在明显和便于取用的地点。消防器材设备附近，严禁堆放其他物品。

2. 乙方消防器材设备应有专人负责管理，定期检查维修，保证完整好用。寒冷季节要对消防栓、灭火器等设备采取防冻措施。

3. 乙方库房内严禁烟火。租赁期间，甲方有权监督、检查乙方用电、防火安全情况，如发现隐患，乙方必须整改，如不积极整改，甲方有权解除租赁合同，由此引起的一切损失由乙方负责。

4. 如乙方违反国家消防、用电安全和甲方的管理制度，发生火灾责任自负，甲方不承担任何经济、法律责任，由此给甲方和第三方造成的损失由乙方承担。

5.乙方对进驻厂的员工负有法律、法规教育的责任，执行当地有关部门规定并承担全部责任和服从甲方监督检查。做好门前三包，综合治理及安全、保卫等工作。因乙方原因发生治安案件，由乙方自行解决。

11.因乙方责任解除合同的约定

乙方有下列情形之一的，甲方有权解除合同，不退还乙方履约保证金，并限乙方 5 日内交回承租仓库、场地：

11.1 未先征得甲方的书面同意，擅自将承租的仓库（场地）转让、转借给第三人和其他租户；

11.2 擅自拆改承租房结构或改变承租仓库、场地用途；

11.3 拖欠租金（含水电费）累计达 3 个月；

11.4 利用承租仓库、场地存储、加工、销售假冒伪劣商品，进行违法活动；

11.5 故意损坏承租仓库的；

11.6 进行其他违法活动或被新闻媒体曝光造成恶劣影响的；

11.7 严重违反甲方合法的规章制度或拒不服从甲方管理的；

11.7 因乙方原因提前终止合同的；

11.8 其它不再适合租赁的情况。

12.租赁期满

本合同到期后合同即终止，乙方应在合同约定的终止日期前搬迁完毕，同时归还甲方物品、结清所有应该由乙方交纳的费用，与甲方办理房屋移交手续。乙方交还甲方房屋应当保持房屋及设施、设备的完好状态。不得留存物品或影响房屋的正常使用。

12.1 如乙方未履行上述义务，则甲方有如下权力：

（1）搬迁后五日内仓库内如仍有余物，视为乙方放弃所有权，甲方有权将乙方的物品和遗留财产清出甲方的仓库，造成损坏和丢失全部由乙方自行承担；

（2）合同到期一周后，乙方仍继续占用甲方仓库，甲方有权不退还乙方履约保证金，乙方每逾期一日，应按原合同约定日租金的十倍向甲方支付滞纳金。乙方还应承担因逾期归还仓库给甲方造成的损失。

（3）如乙方有应由其缴纳的其它费用，甲方有权扣乙方相应物品和财产予以抵偿，并

有权不退还履约保证金。

12.2 退租时，乙方应按原状恢复或向甲方一次性支付恢复工程所需费用。房屋的附着固定物一并无偿移交甲方。

12.3 乙方如要求继续租赁，则须提前 2 个月书面向甲方提出，甲方在合同期满前 1 个月内向乙方正式书面答复，甲方同意续租的，双方应重新签订租赁合同。

13. 免责条件

13.1 经有关部门鉴定，租赁期间仓库、场地因不可抗力原因导致毁损和造成损失的，双方互不承担责任。

13.2 租赁期间，如因城市建设需对所出租库房进行规划、拆迁和对厂内使用布局进行调整，可能对承租造成影响的，甲方有权收回所出租的仓库。但甲方应提前一个月通知乙方搬迁，甲方不承担任何费用。

14. 其他约定事项

14.1 乙方应负责妥善保管存放的物品和财产，爱护使用仓库内的各项设施，如因照管不周或使用不当造成损坏或丢失时，属乙方的物品和财产甲方概不负责，属甲方的物品和财产，乙方负责修复或赔偿。

14.2 乙方如拖欠租金，甲方每天按月租金的 5%加收滞纳金（即每日 500 元），拖欠租金达 30 天以上，甲方有权收回承租的仓库和场地，并有权不退还乙方的履约保证金。

14.3 租赁期间，非本合同约定的情况，乙方解除合同的，乙方向甲方支付违约金元，并无权要求退还履约保证金。

15. 不可抗力

任何一方由于不可抗力原因不能履行合同时，应在不可抗力事件发生后 48 小时内通知对方，并在不可抗力事件结束后 10 日将有权机构出具的不可抗力证明提交对方后，允许延期履行、部分履行或者不履行合同，并根据情况可部分或全部免予承担违约责任。

16. 纠纷解决方式

本合同在履行过程中发生的争议，由双方友好协商解决；协商不成的，双方均可向仓库所在地有管辖权的铁路运输法院提起诉讼。

17. 本合同连同仓库情况表是本合同的一部分，均具有同等效力。本合同一式 六 份，

甲方执 四 份，乙方执 二 份，自双方签字盖章之日起生效。

出租方：（章）	承租方：（章）
负 责 人：	委托代理人：
户　　名：中铁四局集团物资工贸有限公司天津分公司	户　　名：
开 户 行：天津市工行新开路支行	开 户 行：
电　　话：022-86967081	电　　话：
帐　　号：0302 0402 0930 0028 578	帐　　号：

合同签订时间：2015 年 6 月 9 日

合同签订地点：天津